                              [PHOTO APPEARS HERE]



                               AIM BALANCED FUND


[AIM LOGO APPEARS HERE]          ANNUAL REPORT                 DECEMBER 31, 1996

                       -------------------------------
                              AIM BALANCED FUND

                             For shareholders who
                           seek a high total return
                               consistent with
                           preservation of capital
                               by investing in
                       a broadly diversified portfolio
                                consisting of
                              stocks and bonds.
                       -------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Balanced Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differing fees and expenses.
o During the year ended 12/31/96, the Fund paid distributions on Class A and Class B shares of $1.027 and $0.8645, respectively.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o  Past performance cannot guarantee comparable future results.


ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Standard & Poor's 500 (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o The Lipper Balanced Funds Index is a net asset value weighted index of the 30 largest funds within the balanced fund investment objective. It is calculated daily with adjustments for distributions as of the ex-dividend dates. It is compiled by Lipper Analytical Services, Inc., an independent mutual fund performance monitor.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
        FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
         OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
         AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS
                         OF PRINCIPAL AMOUNT INVESTED.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                          The Chairman's Letter

                   Dear Fellow Shareholders:

                   Financial markets produced another noteworthy year in 1996.
   [PHOTO OF       Stocks surged again to enthusiastic levels, but the advance
   Charles T.      was marked by dramatic volatility and confined mainly to the
     Bauer,        performance of a select few large-company stocks. Still,
  Chairman of      most investors in stock funds were rewarded with
  the Board of     double-digit returns for the year. Bonds had a difficult
    The Fund       time until encouraging economic reports triggered a fall
 APPEARS HERE]     rally that helped restore prices and bring yields back down to near 1995 levels.
                      As we begin 1997, the parallels to last year are striking.
                   The economy is growing at a moderate rate, corporate earnings remain healthy, and inflation is modest. Such an environment is ideal for financial investments.
   Still, many suggest, as we do, that 1997 will be marked by continued uncertainty and short-term volatility. And as the market's performance continues to exceed historical averages, some advise that a correction is overdue.
   We believe the best way to achieve your investment goals in uncertain markets is to follow a few basic strategies. First, you should keep a long-term outlook. If you leave your money invested over the long term, you can help avoid the results of the volatility that generally accompanies financial markets over the short term. Those who try to "time the market"--move money in and out of the market based on some gauge of future market performance--tend to be less successful than investors using disciplined, long-term investment strategies. That's because no one, not even expert market watchers, can consistently predict what the market will do next.
   Another strategy, diversification, may help you cushion the effects of a volatile market and enhance your return potential. A mutual fund is already diversified because it invests in many securities. You can diversify even further by placing some of your assets in several different types of domestic and international funds that may include stocks, bonds, and money market securities.
   Finally, no matter what your investment goals or time horizon, it makes good sense to review your portfolio regularly with your financial consultant. In rapidly changing markets, you need an investment professional on your side who can explain what is happening and how your portfolio may be affected.
   Your financial consultant can help you create and follow a regular investment plan--investing a certain amount of money at regular intervals--that can help you stay on track regardless of day-to-day market activity.
   In 1997, and in the years ahead, we at AIM plan to meet the challenge of changing financial markets through the consistent application of disciplined investment strategies that have served our shareholders well for more than 20 years. We are pleased that AIM funds, overall, have turned in attractive, and often impressive performance when measured against benchmark indexes and peer group performance.
   We appreciate the trust you have placed in us and we look forward to our continued close association. If you have any questions or comments about this report, we invite you to call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line at 800-246-5463.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                          ----------------------------
                          In rapidly changing markets,
                                    you need
                           an investment professional
                                  on your side
                                who can explain
                               what is happening
                             and how your portfolio
                                may be affected.
                          ----------------------------

The Managers' Overview

Flexible Strategy Produces Solid Gains

A roundtable discussion with the Fund management team for AIM Balanced Fund for the fiscal year ended December 31, 1996.
--------------------------------------------------------------------------------

Q. HOW DID AIM BALANCED FUND PERFORM DURING FISCAL YEAR 1996?

A. It was a very good year. The Fund produced a total return of 19.25% for Class A shares and 18.28% for Class B shares. This considerably outpaced the 13.01% total return of the Lipper Balanced Funds Index over the same period. Throughout the year, the press repeatedly cited AIM Balanced Fund for its outstanding performance.
       In addition, the Fund, which aims for income as well as capital growth, raised its quarterly dividend effective the second quarter of the fiscal year. Net assets in the Fund grew considerably during the year, from $164.9 million to $571.3 million.


Q. HOW WOULD YOU DESCRIBE STOCK MARKET CONDITIONS DURING THE REPORTING PERIOD?

A. Volatility accompanied the double-digit gains the market provided for the second consecutive year. The S&P 500 gained 22.95% during 1996. However, the ascent was far from smooth. During the first half of July, for example, that benchmark index lost almost 7% of its value when the market declined, led by a steep drop in technology stocks.
       In the face of such volatility, market participants became more cautious. Especially during the second half of the year, there was what is known as a "flight to quality," in which investors favor well-known, steady-growing blue-chip stocks over more volatile small-company stocks.

Q. HOW DOES THIS RELATIVELY CON-SERVATIVE FUND DEAL WITH STOCK MARKET
   VOLATILITY?
A. As a rule, we maintain approximately 40% of assets in bonds, which helps reduce the volatility of the Fund overall. In addition, we purchase convertible securities, especially convertibles issued by small companies. Small companies can provide exceptional growth, but they tend to be volatile.
       For example, Pride Petroleum Services, Inc. has been a winning holding. Pride is an oil equipment and supply provider that services rigs in the U.S. and abroad. Its common stock, like that of many small companies, does not pay a dividend. Owning its convertible bonds produces income for the Fund and therefore some predictable return; it also has enabled the Fund to participate in market advances by the firm's stock.
       Along with the bond portion of the portfolio, convertibles help us reduce the overall volatility of the Fund.

Q. WHAT WAS THE BOND MARKET LIKE DURING 1996?

A. Interest rates fluctuated considerably during the year as economic signals shifted and markets attempted to predict Federal Reserve Board policy.
       Early in the year, there was concern the Federal Reserve Board would raise interest rates to slow rapid economic growth and forestall inflation. That created uncertainty in the bond market. However, growth of gross domestic product slowed in the second half of the year, from a robust 4.7% annual rate during the second quarter to a more sustainable 2.1% annual rate in the third quarter.
       Moreover, inflation remained modest. For all of 1996, the core rate of inflation for producer prices was a mere 0.6%. As such data changed market expectations, investor concerns were calmed and bond prices, down for much of the year, began to rise. The second-half rally made up for

================================================================================
GROWTH OF NET ASSETS
--------------------------------------------------------------------------------
12/31/95              $164.9 million

12/31/96              $571.3 million
================================================================================

================================================================================
FUND VS. LIPPER INDEX
--------------------------------------------------------------------------------
Total Return: 12/31/95-12/31/96

AIM Fund Class A Shares     19.25%

AIM Fund Class B Shares     18.28%

Lipper Balanced Funds Index 13.01%
================================================================================

================================================================================
Lipper Rankings
--------------------------------------------------------------------------------
As of 12/31/96
CLASS A SHARES
                     FUNDS IN
           AIM FUND  BALANCED
 PERIOD      RANK    CATEGORY  TOP %
------------------------------------
 1 Year       13        272      5%
 3 Years       9        154      6
 5 Years       4         72      6
10 Years      15         34     45

CLASS B SHARES
(Inception date 10/18/93)

  1 Year       19        272     7%
================================================================================

Fund total performance rankings are vs. all balanced funds tracked by Lipper, excluding all sales charges and including fees and expenses.

           See important Fund & index disclosures inside front cover.

================================================================================
Portfolio Composition

As of 12/31/96
--------------------------------------------------------------------------------

TOP 10 COMMON STOCK HOLDINGS                           TOP 10 FIXED-INCOME HOLDINGS
 1. Intel Corp.                     FIXED INCOME 38%   1. U.S. Treasury Securities
 2. Philip Morris Companies, Inc.   EQUITIES     62%   2. Treasury Corp. of Victoria
 3. Procter & Gamble Co.                               3. BellSouth Capital Funding
 4. Chase Manhattan Corp.                              4. Associates Corp. of North America
 5. Coach USA, Inc.                                    5. Dresdner Bank A.G.
 6. Dura Pharmaceuticals, Inc.                         6. WMX Technologies, Inc.
 7. Safeway, Inc.                                      7. Deutsche Bank Financial
 8. Lilly (Eli) & Co.                                  8. Sovereign Bancorp, Inc.
 9. American Medical Response, Inc.                    9. Grand Metro Investment
10. Gucci Group N.V.                                  10. First Union Bancorp
===========================================================================================

    Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.


   lackluster bond performance during the year's first half. The year ended up producing positive returns for bond holders.

Q. HOW DID YOU MANAGE THE EQUITY PORTION OF THE FUND DURING THE FISCAL YEAR?

A. We took advantage of the Fund's ability to move among capitalization segments of the market as opportunities arise. Thus, we were able to benefit from the market's preference for small companies early in the year and from its later shift toward larger companies in the "flight to quality" we mentioned earlier.
       Our portfolio-building strategy selects individual companies and securities rather than economic sectors. Nevertheless, patterns emerge when you step back and look at the portfolio as a whole. For example, financial stocks, especially consumer credit providers, were helped by strong loan demand and by falling interest rates during the latter part of 1996. Asset managers such as Merrill Lynch and Morgan Stanley also did very well as a result of record trading volumes on the nation's biggest stock exchanges and a wave of merger and acquisition activity. Securities of financial companies became our largest group of holdings by the close of the fiscal year.
      The Fund also benefited from increasing exposure to such industries as oil and gas drilling, exploration and production, and the booming oil and gas services industry. Firms in these areas did well as oil and gas prices rose throughout the year because of supply changes and weather conditions.

Q. HOW DID YOU MANAGE THE BOND PORTION OF THE PORTFOLIO?

A. We look to our equity investments to produce capital appreciation. The bonds in the portfolio are managed conservatively to produce income and to temper volatility for the Fund overall. Thus, the bulk of the bond portion is in investment-grade corporate and U.S. Treasury issues. As a whole, the Fund's bond portfolio was yielding about 7% at the close of the fiscal year.
      The bond portion of the portfolio has an intermediate maturity, which helps moderate the portfolio's sensitivity to fluctuations in interest rates. The duration of this portion of the portfolio is about 5 1/2 years. This means the Fund is not hit hard by bond market downturns such as the one in early 1996. The bonds add attractive income to the Fund's total return without unduly increasing risk. This year, this approach produced very good results.

Q. WHAT DO YOU FORESEE IN THE MARKETS AND THE FUND FOR THE NEAR TERM?
A. The bull market for stocks marked its sixth year in October 1996, making it the longest in history. Can this continue? Analysts disagree. Predictions concerning stock market performance during 1997 vary widely.
       Predictions about the bond market are likewise mixed. The recent record of low inflation and steady economic growth has some persuaded that Federal Reserve policy will remain unchanged. Others point to continued strong employment data, and the potential for wage inflation, to argue that interest rates will have to rise during the first half of 1997.
       We are cautionary. The odds of the stock market producing yet another year of superb results are slim, but corporate earnings remain positive, though with some slowing of earnings momentum. And the economy appears to be growing reasonably. There is no evidence of excesses that could trigger a dramatic change in interest rates.
       Because we cannot predict the direction in which markets will move, we intend to continue managing the Fund by choosing one investment at a time and building a broad, diversified portfolio. Earnings performance remains the chief criterion for selecting equity investments with a view toward capital appreciation; fixed-income investments will be managed to temper volatility and to produce the potential for steady income.

          See important Fund & index disclosures inside front cover.

Long-Term Performance

AIM BALANCED FUND VS. BENCHMARK INDEXES

The charts compare your Fund to benchmark indexes. An index measures the performance of a hypothetical portfolio. A market index, such as the S&P 500, is not managed; therefore there are no sales charges, expenses, or fees. If you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment. In addition, it is worth noting that the S&P 500 represents stocks only; approximately 40% of AIM Balanced Fund's portfolio is invested in the bond market. An index of funds, such as the Lipper Balanced Funds Index, includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy. Use of these indexes is intended to give you a general idea of how your Fund performed compared to these benchmarks.

================================================================================
Growth of $10,000 Investment
As of 12/31/96
--------------------------------------------------------------------------------
             AIM Balanced Fund,          S&P 500 Stock         Lipper Balanced
                 Class A                    Index                 Funds Index
                                         (In thousands)
--------------------------------------------------------------------------------
12/91            $ 9,526                   $10,000                 $10,000
12/92             10,444                    10,761                  10,746
12/93             12,067                    11,841                  12,030
12/94             11,410                    12,001                  11,784
12/95             15,400                    16,495                  14,717
12/96             18,365                    20,273                  16,631
================================================================================

Past performance cannot guarantee comparable future results.

================================================================================
             AIM Balanced Fund,        S&P 500 Stock            Lipper Balanced
                 Class A                  Index                   Funds Index
                                      (In thousands)
--------------------------------------------------------------------------------
12/86             $9,529                   $10,000                   $10,000
12/87              8,358                    10,518                    10,413
12/88              9,218                    12,253                    11,577
12/89             10,586                    16,124                    13,857
12/90             10,163                    15,622                    13,948
12/91             14,528                    20,360                    17,550
12/92             15,928                    21,909                    18,860
12/93             18,403                    24,108                    21,114
12/94             17,401                    24,435                    20,682
12/95             23,487                    33,585                    25,829
12/96             28,008                    41,276                    29,189
================================================================================
Past performance cannot guarantee comparable future results.

================================================================================
AVERAGE ANNUAL TOTAL RETURN
As of 12/31/96, including sales charges
--------------------------------------------------------------------------------
CLASS A SHARES
  1 Year                                  13.58%*
  5 Years                                 12.93
 10 Years                                 10.84

CLASS B SHARES
  1 Year                                  13.28%**
Inception (10/18/93)                      11.26

* 19.25% excluding sales charge
**18.28% excluding CDSC
================================================================================

Source: Towers Data Systems HYPO--Registered Trademark--. Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

SCHEDULE OF INVESTMENTS

December 31, 1996

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

DOMESTIC BONDS & NOTES-21.52%

ADVERTISING/BROADCASTING-0.60%

Omnicom Group, Inc., Conv. Sub.
  Deb., 4.25%, 01/03/07(a)
  (Acquired 12/11/96; Cost
  $1,000,000)                       $ 1,000,000  $    1,037,000
---------------------------------------------------------------
Time Warner, Inc.,
  Deb., 8.18%, 08/15/07                 925,000         964,405
---------------------------------------------------------------
  Deb., 6.85%, 01/15/26               1,500,000       1,474,785
---------------------------------------------------------------
                                                      3,476,190
---------------------------------------------------------------

AIRLINES-1.41%

Airplanes Pass Through Trust, Sub.
  Bonds, 10.875%, 03/15/19              500,000         555,315
---------------------------------------------------------------
America West Airlines Inc., Pass
  Through Ctf.,
  6.93%, 01/02/08                     3,000,000       2,981,220
---------------------------------------------------------------
Continental Airlines, Inc., Conv.
  Sub. Notes, 6.75%, 04/15/06(a)
  (Acquired 02/27/96; Cost
  $499,825)                             500,000         561,065
---------------------------------------------------------------
Delta Air Lines, Inc.
  Medium Term Notes, 8.52%,
    01/30/04                          2,000,000       2,143,620
---------------------------------------------------------------
  Series 92-E Equipment Trust
    Ctf., 8.54%, 01/02/07               677,749         716,367
---------------------------------------------------------------
Greenwich Air Services, Inc., Sr.
  Notes, 10.50%, 06/01/06             1,000,000       1,075,000
---------------------------------------------------------------
                                                      8,032,587
---------------------------------------------------------------

AUTOMOBILE (MANUFACTURERS)-0.11%

Chrysler Financial Corp., Deb.,
  8.50%, 02/01/18                       150,000         155,217
---------------------------------------------------------------
General Motors Corp., Deb., 8.80%,
  03/01/21                              400,000         462,572
---------------------------------------------------------------
                                                        617,789
---------------------------------------------------------------

BANKING-3.67%

Bankers Trust New York Corp., Sub.
  Notes, 7.50%, 11/15/15              3,000,000       2,971,650
---------------------------------------------------------------
Bankers Trust New York Corp., Gtd.
  Notes, 7.75%, 12/01/26(a)
  (Acquired 11/22/96; Cost
  $2,932,770)                         3,000,000       2,884,245
---------------------------------------------------------------
Deutsche Bank Financial, Gtd.
  Notes, 6.70%, 12/13/06              3,500,000       3,439,590
---------------------------------------------------------------
First Union Bancorp, Sub. Deb.,
  7.50%, 04/15/35                     3,000,000       3,162,570
---------------------------------------------------------------
First Union Corp., Sub. Notes,
  6.375%, 01/15/09                      800,000         748,240
---------------------------------------------------------------
HSBC Americas Inc., Sub. Notes,
  7.00%, 11/01/06                     3,000,000       2,967,600
---------------------------------------------------------------
Mercantile Bank, Sub. Notes,
  6.375%, 01/15/04                      700,000         676,186
---------------------------------------------------------------
Sovereign Bancorp, Inc., Sub.
  Notes, 8.00%, 03/15/03              3,325,000       3,393,495
---------------------------------------------------------------
Wachovia Corp., Sub. Notes,
  6.375%, 02/01/09                      800,000         756,792
---------------------------------------------------------------
                                                     21,000,368
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

BEVERAGES (SOFT DRINKS)-0.51%

Coca-Cola Enterprises, Inc.,
  Putable Notes, 7.24%,
  06/20/20(b)                       $15,000,000  $    2,920,050
---------------------------------------------------------------

BUSINESS SERVICES-0.09%

Career Horizons, Inc., Conv.
  Bonds, 7.00%, 11/01/02                250,000         494,412
---------------------------------------------------------------

CABLE TELEVISION-0.13%

Viacom, Inc., Sr. Notes,
  7.75%, 06/01/05                       750,000         736,500
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.13%

Hexcel Corp., Conv. Sub. Notes,
  7.00%, 08/01/03                       600,000         744,000
---------------------------------------------------------------

COMPUTER MINI/PCS-0.26%

Apple Computer, Inc., Conv. Sub.
  Notes, 6.00%, 06/01/01              1,500,000       1,514,925
---------------------------------------------------------------

COMPUTER NETWORKING-0.31%

3Com Corp., Conv. Sub. Notes,
  10.25%, 11/01/01(a)
  (Acquired 11/08/94-09/25/96;
  Cost $1,235,438)                      800,000       1,781,304
---------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-0.18%

First Financial Management Corp.,
  Conv. Deb., 5.00%, 12/15/99           600,000       1,038,342
---------------------------------------------------------------

CONGLOMERATES-0.10%

General Electric Capital Corp.,
  Notes, 8.30%, 09/20/09                500,000         558,230
---------------------------------------------------------------

ELECTRIC POWER-1.09%

El Paso Electric Co., First
  Mortgage Bonds, 8.90%, 02/01/06     1,500,000       1,566,795
---------------------------------------------------------------
Indiana Michigan Power, Secured
  Lease Obligation Bonds,
  9.82%, 12/07/22                     1,357,789       1,638,200
---------------------------------------------------------------
UtiliCorp United, Inc., Sr. Notes,
  6.70%, 10/15/06                     3,000,000       3,005,040
---------------------------------------------------------------
                                                      6,210,035
---------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-0.30%

Checkpoint Systems, Inc., Conv.
  Sub. Deb., 5.25%, 11/01/05(a)
  (Acquired 10/07/96-10/31/96;
  Cost $1,054,250)                      700,000       1,003,625
---------------------------------------------------------------
SCI Systems, Inc., Conv. Sub.
  Notes, 5.00%, 05/01/06(a)
  (Acquired 04/17/96; Cost
  $600,000)                             600,000         700,722
---------------------------------------------------------------
                                                      1,704,347
---------------------------------------------------------------

ENERGY (ALTERNATE SOURCES)-0.19%

AES Corp., Sr. Sub. Notes,
  10.25%, 07/15/06                    1,000,000       1,075,000
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
FINANCE (CONSUMER CREDIT)-2.78%

Associates Corp. of North America,
  Series B Sr. Deb., 7.95%,
  02/15/10                          $ 3,650,000  $    3,937,656
---------------------------------------------------------------
Cityscape Financial Corp., Conv.
  Sub. Deb., 6.00%, 05/01/06(a)
  (Acquired 04/26/96-09/27/96;
  Cost $805,250)                        800,000         814,000
---------------------------------------------------------------
Countrywide Funding Corp., Sub.
  Notes, 8.25%, 07/15/02                500,000         530,970
---------------------------------------------------------------
Ford Motor Credit,
  Notes, 6.125%, 01/09/06             1,500,000       1,408,560
---------------------------------------------------------------
  Notes, 6.75%, 08/15/08                800,000         776,952
---------------------------------------------------------------
GMAC, Notes, 9.00%, 10/15/02            750,000         825,758
---------------------------------------------------------------
Grand Metro Investment, Gtd.
  Bonds, 7.45%, 04/15/35              3,000,000       3,198,060
---------------------------------------------------------------
Household Finance Corp., Notes,
  7.125%, 09/01/05                    3,000,000       3,033,150
---------------------------------------------------------------
Southern Pacific Funding Corp.,
  Conv. Sub. Notes, 6.75%,
  10/15/06                            1,250,000       1,343,750
---------------------------------------------------------------
                                                     15,868,856
---------------------------------------------------------------

GAS DISTRIBUTION-0.18%

Ferrellgas Partners, Sr. Notes,
  9.375%, 06/15/06                    1,000,000       1,021,250
---------------------------------------------------------------

HOTELS/MOTELS-0.40%

ITT Corp., Gtd. Deb., 7.375%,
  11/15/15                              750,000         720,855
---------------------------------------------------------------
Marriott International, Inc.,
  Conv. Notes, 4.25%,
  03/25/11(a)(b)
  (Acquired 03/19/96; Cost
  $931,263)                           1,750,000         983,710
---------------------------------------------------------------
Prime Hospitality Corp., Conv.
  Sub. Notes, 7.00%, 04/15/02           400,000         594,832
---------------------------------------------------------------
                                                      2,299,397
---------------------------------------------------------------

MEDICAL (DRUGS)-0.36%

North American Vaccine, Inc.,
  Conv. Sub.
  Notes, 6.50%, 05/01/03(a)
  (Acquired 07/31/96-10/30/96;
  Cost $1,881,250)                    2,000,000       2,070,000
---------------------------------------------------------------

MEDICAL (INSTRUMENTS/PRODUCTS)-0.70%

Uromed Corp., Conv. Sub. Notes,
  6.00%, 10/15/03(a)
  (Acquired 10/08/96-12/04/96;
  Cost $2,594,000)                    2,600,000       2,446,262
---------------------------------------------------------------
Ventritex, Inc., Conv. Sub. Notes,
  5.75%, 08/15/01                     1,000,000       1,551,250
---------------------------------------------------------------
                                                      3,997,512
---------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-0.37%

ARV Assisted Living, Inc., Conv.
  Sub. Notes, 6.75%, 04/01/06(a)
  (Acquired 03/28/96-03/29/96;
  Cost $500,400)                        500,000         436,560
---------------------------------------------------------------
HEALTHSOUTH Rehabilitation Corp.,
  Conv. Sub. Deb., 5.00%, 04/01/01      300,000         604,005
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE


MEDICAL (PATIENT SERVICES)-(CONTINUED)

Physicians Resource Group, Inc.,
  Conv. Sub. Deb., 6.00%,
  12/01/01(a)
  (Acquired 12/06/96; Cost
  $1,100,000)                       $ 1,100,000  $    1,078,242
---------------------------------------------------------------
                                                      2,118,807
---------------------------------------------------------------

NATURAL GAS PIPELINE-0.28%

Enron Corp., Sr. Sub. Deb.,
  6.75%, 07/01/05                       800,000         792,096
---------------------------------------------------------------
PanEnergy Corp., Deb.,
  7.875%, 08/15/04                      750,000         792,308
---------------------------------------------------------------
                                                      1,584,404
---------------------------------------------------------------

OFFICE PRODUCTS-0.18%

U.S. Office Products Co., Conv.
  Sub. Notes, 5.50%, 02/01/01           800,000       1,032,632
---------------------------------------------------------------

OIL & GAS (DRILLING)-0.46%

Nabors Industries, Inc., Conv.
  Sub. Notes, 5.00%, 05/15/06         1,500,000       1,910,775
---------------------------------------------------------------
Swift Energy Co., Conv. Sub.
  Notes, 6.25%, 11/15/06                650,000         710,125
---------------------------------------------------------------
                                                      2,620,900
---------------------------------------------------------------

OIL & GAS (EQUIPMENT & SUPPLIES)-0.45%

Pride Petroleum Services, Inc.,
  Conv. Sub. Deb., 6.25%, 02/15/06    1,400,000       2,569,000
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.18%

Pogo Producing Co., Conv. Sub.
  Notes, 5.50%, 06/15/06                800,000       1,006,768
---------------------------------------------------------------

POLLUTION CONTROL-1.33%

Thermo Instrument Systems, Inc.,
  Conv. Deb., 4.50%, 10/15/03(a)
  (Acquired 10/10/96-12/16/96;
  Cost $1,210,750)                    1,200,000       1,248,948
---------------------------------------------------------------
U.S. Filter Corp., Conv. Sub.
  Notes, 4.50%, 12/15/01              1,500,000       1,527,060
---------------------------------------------------------------
United Waste Systems, Inc., Conv.
  Sub. Notes, 4.50%, 06/01/01(a)
  (Acquired 05/31/96-08/07/96;
  Cost $1,013,000)                    1,000,000       1,191,300
---------------------------------------------------------------
WMX Technologies, Inc., Notes,
  7.10%, 08/01/26                     3,500,000       3,617,320
---------------------------------------------------------------
                                                      7,584,628
---------------------------------------------------------------

PUBLISHING-0.18%

News America Holdings, Inc., Sr.
  Gtd. Deb., 9.25%, 02/01/13            900,000       1,012,005
---------------------------------------------------------------

RAILROADS-0.98%

Union Pacific Corp., Notes, 7.25%,
  11/01/08                            3,000,000       3,024,840
---------------------------------------------------------------
Union Pacific Resources Group
  Inc., Deb., 7.50%, 10/15/26         2,500,000       2,548,150
---------------------------------------------------------------
                                                      5,572,990
---------------------------------------------------------------

REAL ESTATE-0.53%

Finova Capital Corp., Notes,
  7.40%, 05/06/06                     3,000,000       3,061,710
---------------------------------------------------------------


                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

RETAIL (STORES)-0.76%

Federated Department Stores, Conv.
  Notes, 5.00%, 10/01/03            $ 1,000,000  $    1,168,750
---------------------------------------------------------------
J.C. Penney Co., Inc., Notes,
  6.50%, 06/15/02                     2,015,000       2,004,683
---------------------------------------------------------------
Pier 1 Imports, Inc., Conv. Sub.
  Notes, 5.75%, 10/01/03              1,000,000       1,152,500
---------------------------------------------------------------
                                                      4,325,933
---------------------------------------------------------------

SEMICONDUCTORS-0.50%

Cirrus Logic, Inc., Conv. Sub.
  Notes, 6.00%, 12/15/03(a)
  (Acquired 12/12/96; Cost
  $2,000,000)                         2,000,000       1,830,000
---------------------------------------------------------------
Sanmina Corp., Conv. Sub. Notes,
  5.50%, 08/15/02(a)
  (Acquired 08/10/95-04/16/96;
  Cost $560,525)                        500,000       1,024,745
---------------------------------------------------------------
                                                      2,854,745
---------------------------------------------------------------

SHOES & RELATED APPAREL-0.35%

Nine West Group, Inc., Conv. Sub.
  Notes, 5.50%, 07/15/03(a)
  (Acquired 06/20/96-10/22/96;
  Cost $2,048,750)                    2,000,000       1,992,440
---------------------------------------------------------------

TELECOMMUNICATIONS-0.52%

TCI Communications Inc., Sr.
  Notes, 8.00%, 08/01/05              1,000,000         980,440
---------------------------------------------------------------
360 Communications Co., Sr. Notes,
  7.50%, 03/01/06                     2,000,000       1,985,180
---------------------------------------------------------------
                                                      2,965,620
---------------------------------------------------------------

TELEPHONE-0.70%

BellSouth Capital Funding, Deb.,
  6.04%, 11/15/26                     4,000,000       3,980,760
---------------------------------------------------------------

TRANSPORTATION-0.25%

Seacor Holdings Inc., Conv. Sub.
  Notes, 5.375%, 11/15/06             1,250,000       1,456,788
---------------------------------------------------------------
    Total Domestic Bonds & Notes                    122,901,224
---------------------------------------------------------------

                                      SHARES

DOMESTIC COMMON STOCKS-42.22%

ADVERTISING/BROADCASTING-1.20%

Lamar Advertising Co.(c)                 42,000       1,018,500
---------------------------------------------------------------
Leap Group, Inc. (The)(c)                90,000         618,750
---------------------------------------------------------------
Meredith Corp.                           13,000         685,750
---------------------------------------------------------------
Metro Networks, Inc.(c)                  43,100       1,088,275
---------------------------------------------------------------
Outdoor Systems, Inc.(c)                 77,400       2,176,875
---------------------------------------------------------------
Univision Communications, Inc.(c)        34,900       1,291,300
---------------------------------------------------------------
                                                      6,879,450
---------------------------------------------------------------

AEROSPACE/DEFENSE-0.77%

Boeing Co. (The)                         15,000       1,595,625
---------------------------------------------------------------
Gulfstream Aerospace Corp.(c)            60,300       1,462,275
---------------------------------------------------------------
United Technologies Corp.                20,000       1,320,000
---------------------------------------------------------------
                                                      4,377,900
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE

AIRLINES-0.19%

Greenwich Air Services, Inc.-Class B     50,000  $    1,112,500
---------------------------------------------------------------

AUTOMOBILE (MANUFACTURERS)-0.42%

Chrysler Corp.                           48,000       1,584,000
---------------------------------------------------------------
United Auto Group, Inc.(c)               31,000         798,250
---------------------------------------------------------------
                                                      2,382,250
---------------------------------------------------------------

BANKING-0.17%

Commercial Federal Corp.                 20,000         960,000
---------------------------------------------------------------

BANKING (MONEY CENTER)-0.78%

Chase Manhattan Corp.                    30,000       2,677,500
---------------------------------------------------------------
Citicorp                                 17,500       1,802,500
---------------------------------------------------------------
                                                      4,480,000
---------------------------------------------------------------

BEVERAGES (SOFT DRINKS)-0.34%

PepsiCo, Inc.                            66,000       1,930,500
---------------------------------------------------------------

BIOTECHNOLOGY-0.14%

AMGEN, Inc.(c)                           15,000         815,625
---------------------------------------------------------------

BUSINESS SERVICES-1.69%

Abacus Direct Corp.(c)                   42,400         795,000
---------------------------------------------------------------
Advanced Health Corp.(c)                 85,000       1,062,500
---------------------------------------------------------------
Corestaff, Inc.(c)                       43,875       1,039,289
---------------------------------------------------------------
Diebold, Inc.                            17,000       1,068,875
---------------------------------------------------------------
Equifax, Inc.                            27,000         826,875
---------------------------------------------------------------
International Telecommunication
  Data Systems, Inc.(c)                  30,000         727,500
---------------------------------------------------------------
Learning Tree International,
  Inc.(c)                                49,050       1,446,975
---------------------------------------------------------------
Metzler Group, Inc.(c)                   46,100       1,463,675
---------------------------------------------------------------
Sitel Corp.(c)                           86,800       1,226,050
---------------------------------------------------------------
                                                      9,656,739
---------------------------------------------------------------

CHEMICALS-0.25%

Pioneer Hi-Bred International,
  Inc.                                   20,000       1,400,000
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.30%

IMC Global, Inc.                         18,500         723,812
---------------------------------------------------------------
Praxair, Inc.                            22,000       1,014,750
---------------------------------------------------------------
                                                      1,738,562
---------------------------------------------------------------

COMPUTER MAINFRAMES-0.14%

ViaSat, Inc.(c)                          90,000         810,000
---------------------------------------------------------------

COMPUTER MINI/PCS-0.36%

COMPAQ Computer Corp.(c)                 15,000       1,113,750
---------------------------------------------------------------
Sun Microsystems, Inc.(c)                36,000         924,750
---------------------------------------------------------------
                                                      2,038,500
---------------------------------------------------------------

COMPUTER NETWORKING-0.93%

Ascend Communications, Inc.(c)           28,000       1,739,500
---------------------------------------------------------------
Cabletron Systems, Inc.(c)               24,000         798,000
---------------------------------------------------------------
Cisco Systems, Inc.(c)                   14,000         890,750
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

COMPUTER NETWORKING-(CONTINUED)

Comverse Technology, Inc.(c)             50,000  $    1,890,625
---------------------------------------------------------------
                                                      5,318,875
---------------------------------------------------------------

COMPUTER PERIPHERALS-0.33%

Accent Color Sciences, Inc.(c)           80,000         680,000
---------------------------------------------------------------
U.S. Robotics Corp.(c)                   17,000       1,224,000
---------------------------------------------------------------
                                                      1,904,000
---------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-2.09%

Computer Associates International, Inc.   8,500         422,875
---------------------------------------------------------------
DST Systems, Inc.(c)                     45,000       1,411,875
---------------------------------------------------------------
Electronic Data Systems Corp.            25,000       1,081,250
---------------------------------------------------------------
FactSet Research Systems, Inc.(c)        40,400         848,400
---------------------------------------------------------------
Forrester Research, Inc.(c)              20,200         520,150
---------------------------------------------------------------
Intelligroup, Inc.(c)                    50,000         550,000
---------------------------------------------------------------
Mechanical Dynamics, Inc.(c)             18,200         252,525
---------------------------------------------------------------
Microsoft Corp.(c)                       20,000       1,652,500
---------------------------------------------------------------
Midway Games Inc.(c)                     71,900       1,455,975
---------------------------------------------------------------
National Data Corp.                      16,900         735,150
---------------------------------------------------------------
Oracle Corp.(c)                          18,750         782,813
---------------------------------------------------------------
S3 Inc.(c)                               50,000         812,500
---------------------------------------------------------------
Viisage Technology, Inc.(c)              73,500       1,065,750
---------------------------------------------------------------
White Pine Software, Inc.(c)             50,000         362,500
---------------------------------------------------------------
                                                     11,954,263
---------------------------------------------------------------

CONGLOMERATES-0.39%

Allied-Signal Inc.                       12,000         804,000
---------------------------------------------------------------
Olin Corp.                               16,000         602,000
---------------------------------------------------------------
Textron, Inc.                             9,000         848,250
---------------------------------------------------------------
                                                      2,254,250
---------------------------------------------------------------

COSMETICS & TOILETRIES-2.35%

Avon Products, Inc.                      20,000       1,142,500
---------------------------------------------------------------
Carson, Inc.(c)                          60,000         832,500
---------------------------------------------------------------
Colgate-Palmolive Co.                    17,000       1,568,250
---------------------------------------------------------------
Estee Lauder Co.                         25,000       1,271,875
---------------------------------------------------------------
French Fragrances, Inc.(c)              100,000         775,000
---------------------------------------------------------------
Gillette Co.                             20,000       1,555,000
---------------------------------------------------------------
Nature's Sunshine Products, Inc.         50,000         900,000
---------------------------------------------------------------
Procter & Gamble Co.                     25,000       2,687,500
---------------------------------------------------------------
Rexall Sundown, Inc.(c)                  29,100         791,156
---------------------------------------------------------------
Warner-Lambert Co.                       25,000       1,875,000
---------------------------------------------------------------
                                                     13,398,781
---------------------------------------------------------------

ELECTRIC POWER-0.46%

AES Corp.(c)                             23,000       1,069,500
---------------------------------------------------------------
Destec Energy, Inc.(c)                  100,000       1,562,500
---------------------------------------------------------------
                                                      2,632,000
---------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-0.27%

SBS Technologies, Inc.(c)                35,000       1,295,000
---------------------------------------------------------------


                                                     MARKET
                                      SHARES         VALUE

ELECTRONIC COMPONENTS/MISCELLANEOUS-(CONTINUED)

SCI Systems, Inc.(c)                      5,000  $      223,125
---------------------------------------------------------------
                                                      1,518,125
---------------------------------------------------------------

ENERGY (ALTERNATIVE SOURCES)-0.16%

Calenergy, Inc.(c)                       28,000         941,500
---------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.53%

Hambrecht & Quist Group(c)               50,000       1,081,250
---------------------------------------------------------------
Merrill Lynch & Co., Inc.                15,000       1,222,500
---------------------------------------------------------------
Morgan Stanley Group, Inc.               13,000         742,625
---------------------------------------------------------------
                                                      3,046,375
---------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-2.18%

AAMES Financial Corp.                    55,000       1,973,125
---------------------------------------------------------------
American Express Co.                     20,000       1,130,000
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.         17,000       1,872,125
---------------------------------------------------------------
Federal National Mortgage
  Association                            40,000       1,490,000
---------------------------------------------------------------
Finova Group, Inc.                       25,000       1,606,250
---------------------------------------------------------------
Green Tree Financial Corp.               31,000       1,197,375
---------------------------------------------------------------
MBNA Corp.                               25,000       1,037,500
---------------------------------------------------------------
Medallion Financial Corp.                50,400         768,600
---------------------------------------------------------------
Student Loan Marketing Association       15,000       1,396,875
---------------------------------------------------------------
                                                     12,471,850
---------------------------------------------------------------

FINANCE (SAVINGS & LOANS)-0.30%

Washington Mutual, Inc.                  39,000       1,689,188
---------------------------------------------------------------

FOOD/PROCESSING-0.61%

ConAgra, Inc.                            22,500       1,119,375
---------------------------------------------------------------
Dean Foods Co.                           39,000       1,257,750
---------------------------------------------------------------
Ralston-Ralston Purina Group             15,000       1,100,625
---------------------------------------------------------------
                                                      3,477,750
---------------------------------------------------------------

FURNITURE-0.25%

Ethan Allen Interiors, Inc.              37,000       1,424,500
---------------------------------------------------------------

GAS DISTRIBUTION-0.50%

Consolidated Natural Gas Co.             25,000       1,381,250
---------------------------------------------------------------
KN Energy, Inc.                          18,000         706,500
---------------------------------------------------------------
MarkWest Hydrocarbon, Inc.(c)            50,000         775,000
---------------------------------------------------------------
                                                      2,862,750
---------------------------------------------------------------

HOTELS/MOTELS-0.52%

HFS, Inc.(c)                             24,000       1,434,000
---------------------------------------------------------------
Hilton Hotels Corp.                      44,000       1,149,500
---------------------------------------------------------------
U.S. Franchise Systems, Inc.(c)          40,000         405,000
---------------------------------------------------------------
                                                      2,988,500
---------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-2.11%

Aetna Inc.                               18,000       1,440,000
---------------------------------------------------------------
Capital Re Corp.                         15,500         722,687
---------------------------------------------------------------
Capmac Holdings Inc.                     51,500       1,705,938
---------------------------------------------------------------
Chubb Corp.                              20,300       1,091,125
---------------------------------------------------------------


                                                     MARKET
                                      SHARES         VALUE

INSURANCE (MULTI-LINE PROPERTY)-(CONTINUED)

CIGNA Corp.                              15,500  $    2,117,687
---------------------------------------------------------------
Everest Re Holdings, Inc.                40,000       1,150,000
---------------------------------------------------------------
Travelers Group, Inc.                    41,333       1,875,485
---------------------------------------------------------------
Travelers/Aetna Property Casualty
  Corp.                                  55,000       1,945,625
---------------------------------------------------------------
                                                     12,048,547
---------------------------------------------------------------

LEISURE & RECREATION-0.70%

Eastman Kodak Co.                        13,000       1,043,250
---------------------------------------------------------------
Galoob Toys, Inc.(c)                     60,000         840,000
---------------------------------------------------------------
Steinway Musical Instruments(c)          60,000       1,042,500
---------------------------------------------------------------
Ticketmaster Group, Inc.(c)              90,000       1,091,250
---------------------------------------------------------------
                                                      4,017,000
---------------------------------------------------------------

MACHINERY (HEAVY)-1.03%

Briggs & Stratton Corp.                  32,500       1,430,000
---------------------------------------------------------------
Case Corp.                               26,000       1,417,000
---------------------------------------------------------------
Caterpillar Inc.                         25,000       1,881,250
---------------------------------------------------------------
Deere & Co.                              29,000       1,178,125
---------------------------------------------------------------
                                                      5,906,375
---------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.22%

Thermo Electron Corp.(c)                 30,000       1,237,500
---------------------------------------------------------------

MEDICAL (DRUGS)-2.89%

Abbott Laboratories                      18,500         938,875
---------------------------------------------------------------
American Home Products Corp.             26,000       1,524,250
---------------------------------------------------------------
Bristol-Myers Squibb Co.                 14,000       1,522,500
---------------------------------------------------------------
Cardinal Health, Inc.                    24,000       1,398,000
---------------------------------------------------------------
Dura Pharmaceuticals, Inc.(c)            50,000       2,387,500
---------------------------------------------------------------
Johnson & Johnson                        35,000       1,741,250
---------------------------------------------------------------
Lilly (Eli) & Co.                        32,000       2,336,000
---------------------------------------------------------------
Merck & Co., Inc.                        19,000       1,505,750
---------------------------------------------------------------
Pfizer, Inc.                             24,000       1,989,000
---------------------------------------------------------------
Schering-Plough Corp.                    18,000       1,165,500
---------------------------------------------------------------
                                                     16,508,625
---------------------------------------------------------------

MEDICAL (INSTRUMENTS/PRODUCTS)-1.21%

Baxter International Inc.                30,000       1,230,000
---------------------------------------------------------------
Becton, Dickinson & Co.                  20,000         867,500
---------------------------------------------------------------
Medtronic, Inc.                          27,000       1,836,000
---------------------------------------------------------------
Omnicare Inc.                            38,000       1,220,750
---------------------------------------------------------------
Quintiles Transnational Corp.(c)         20,000       1,325,000
---------------------------------------------------------------
Xomed Surgical Products, Inc.(c)         20,900         418,000
---------------------------------------------------------------
                                                      6,897,250
---------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-1.34%

American Medical Response, Inc.(c)       70,000       2,275,000
---------------------------------------------------------------
Columbia/HCA Healthcare Corp.            25,500       1,039,125
---------------------------------------------------------------
PhyCor, Inc.(c)                          25,000         709,375
---------------------------------------------------------------
RoTech Medical Corp.(c)                  60,000       1,260,000
---------------------------------------------------------------
Sunrise Assisted Living, Inc.(c)         49,000       1,365,875
---------------------------------------------------------------

                                                   MARKET
                                      SHARES       VALUE

MEDICAL (PATIENT SERVICES)-(CONTINUED)

Tenet Healthcare Corp.(c)                45,000  $      984,375
---------------------------------------------------------------
                                                      7,633,750
---------------------------------------------------------------

METALS-0.12%

Titanium Metals Corp.(c)                 20,000         657,500
---------------------------------------------------------------

NATURAL GAS PIPELINE-1.39%

Columbia Gas System, Inc.                 9,000         572,625
---------------------------------------------------------------
El Paso Natural Gas Co.                  28,500       1,439,250
---------------------------------------------------------------
Enron Corp.                              28,000       1,207,500
---------------------------------------------------------------
PanEnergy Corp.                          23,000       1,035,000
---------------------------------------------------------------
Sonat, Inc.                              32,000       1,648,000
---------------------------------------------------------------
Williams Companies, Inc. (The)           54,000       2,025,000
---------------------------------------------------------------
                                                      7,927,375
---------------------------------------------------------------

OFFICE PRODUCTS-0.16%

Avery-Dennison Corp.                     20,000         707,500
---------------------------------------------------------------
Ingram Micro, Inc.-Class A(c)             9,800         225,400
---------------------------------------------------------------
                                                        932,900
---------------------------------------------------------------

OIL & GAS (DRILLING)-0.35%

Costilla Energy, Inc.(c)                102,000       1,389,750
---------------------------------------------------------------
TransOcean Offshore                      10,000         626,250
---------------------------------------------------------------
                                                      2,016,000
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.41%

Houston Exploration Co. (The)(c)         33,200         581,000
---------------------------------------------------------------
Titan Exploration, Inc.(c)              145,400       1,744,800
---------------------------------------------------------------
                                                      2,325,800
---------------------------------------------------------------

OIL & GAS (SERVICES)-0.99%

Chesapeake Energy Corp.(c)               12,000         667,500
---------------------------------------------------------------
Exxon Corp.                               8,000         784,000
---------------------------------------------------------------
Louisiana Land & Exploration Co.         27,000       1,447,875
---------------------------------------------------------------
Mobil Corp.                              13,500       1,650,375
---------------------------------------------------------------
TPC Corp.(c)                            125,000       1,125,000
---------------------------------------------------------------
                                                      5,674,750
---------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-0.21%

Coastal Corp.                            25,000       1,221,875
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.38%

American Pad & Paper Co.(c)              45,000       1,018,125
---------------------------------------------------------------
Kimberly-Clark Corp.                     12,000       1,143,000
---------------------------------------------------------------
                                                      2,161,125
---------------------------------------------------------------

REAL ESTATE-0.27%

Cali Realty Corp.                        50,000       1,543,750
---------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-1.13%

Bay Apartment Communities, Inc.          40,000       1,440,000
---------------------------------------------------------------
Crescent Real Estate Equities, Inc.      20,000       1,055,000
---------------------------------------------------------------
FelCor Suite Hotels, Inc.                18,000         636,750
---------------------------------------------------------------
Omega Healthcare Investors, Inc.         29,000         964,250
---------------------------------------------------------------


                                                     MARKET
                                      SHARES         VALUE

REAL ESTATE INVESTMENT TRUSTS-(CONTINUED)

Patriot American Hospitality, Inc.       29,000  $    1,250,625
---------------------------------------------------------------
Starwood Lodging Trust                   20,000       1,102,500
---------------------------------------------------------------
                                                      6,449,125
---------------------------------------------------------------

RETAIL (FOOD & DRUG)-1.15%

American Stores Co.                      33,500       1,369,312
---------------------------------------------------------------
Dominick's Supermarkets, Inc.(c)         84,000       1,827,000
---------------------------------------------------------------
Safeway, Inc.(c)                         55,000       2,351,250
---------------------------------------------------------------
Twinlab Corp.(c)                         82,800       1,003,950
---------------------------------------------------------------
                                                      6,551,512
---------------------------------------------------------------

RETAIL (STORES)-1.90%

Blyth Industries, Inc.(c)                30,000       1,368,750
---------------------------------------------------------------
Consolidated Stores Corp.(c)             31,250       1,003,906
---------------------------------------------------------------
Gap, Inc. (The)                          47,000       1,415,875
---------------------------------------------------------------
Hibbett Sporting Goods, Inc.(c)          41,200         597,400
---------------------------------------------------------------
Linens 'N Things, Inc.(c)                70,000       1,373,750
---------------------------------------------------------------
Neiman Marcus Group, Inc. (The)(c)       32,500         828,750
---------------------------------------------------------------
Pier 1 Imports, Inc.                     40,000         705,000
---------------------------------------------------------------
Saks Holdings, Inc.(c)                   60,500       1,633,500
---------------------------------------------------------------
Sears, Roebuck & Co.                     27,000       1,245,375
---------------------------------------------------------------
Staples, Inc.(c)                         10,500         189,656
---------------------------------------------------------------
Stein Mart, Inc.(c)                      25,000         506,250
---------------------------------------------------------------
                                                     10,868,212
---------------------------------------------------------------

SECURITY & SAFETY SERVICES-0.19%

Cornell Corrections, Inc.(c)             70,000         621,250
---------------------------------------------------------------
O'Gara Co. (The)(c)                      50,000         487,500
---------------------------------------------------------------
                                                      1,108,750
---------------------------------------------------------------

SEMICONDUCTORS-0.66%

Analog Devices, Inc.(c)                  25,000         846,875
---------------------------------------------------------------
Intel Corp.                              22,000       2,880,625
---------------------------------------------------------------
                                                      3,727,500
---------------------------------------------------------------

SHOES & RELATED APPAREL-0.35%

Nike, Inc.-Class B                       33,000       1,971,750
---------------------------------------------------------------

TELECOMMUNICATIONS-2.12%

ADC Telecommunications, Inc.(c)          53,500       1,665,187
---------------------------------------------------------------
CellNet Data Systems Inc.(c)             36,100         527,962
---------------------------------------------------------------
Frontier Corp.                           30,000         678,750
---------------------------------------------------------------
LCC International, Inc.-Class A(c)       45,000         832,500
---------------------------------------------------------------
Lucent Technologies, Inc.                41,102       1,900,968
---------------------------------------------------------------
McLeod, Inc.(c)                          45,000       1,147,500
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

TELECOMMUNICATIONS-(CONTINUED)

Superior Telecom Inc.(c)                 76,000  $    1,548,500
---------------------------------------------------------------
Teleport Communications Group
  Inc.- Class A(c)                       30,000         915,000
---------------------------------------------------------------
360 Communications Co.(c)                35,000         809,375
---------------------------------------------------------------
West TeleServices Corp.(c)               60,000       1,365,000
---------------------------------------------------------------
WorldCom, Inc.(c)                        26,267         684,584
---------------------------------------------------------------
                                                     12,075,326
---------------------------------------------------------------

TELEPHONE-0.87%

Ameritech Corp.                          21,500       1,303,437
---------------------------------------------------------------
Cincinnati Bell, Inc.                    25,300       1,559,113
---------------------------------------------------------------
GTE Corp.                                23,000       1,046,500
---------------------------------------------------------------
SBC Communications, Inc.                 20,000       1,035,000
---------------------------------------------------------------
                                                      4,944,050
---------------------------------------------------------------

TEXTILES-0.32%

Guess, Inc.(c)                           55,000         790,625
---------------------------------------------------------------
Liz Claiborne, Inc.                      27,000       1,042,875
---------------------------------------------------------------
                                                      1,833,500
---------------------------------------------------------------

TOBACCO-0.49%

Philip Morris Companies, Inc.            25,000       2,815,625
---------------------------------------------------------------

TRANSPORTATION-0.64%

AirNet Systems, Inc.(c)                  80,100       1,181,475
---------------------------------------------------------------
Coach USA, Inc.(c)                       85,200       2,470,800
---------------------------------------------------------------
                                                      3,652,275
---------------------------------------------------------------
  Total Domestic Common Stocks                      241,172,480
---------------------------------------------------------------

DOMESTIC PREFERRED STOCKS-5.72%

ADVERTISING/BROADCASTING-0.12%

Time Warner Inc.-Series M $102.50
  Conv. PIK Pfd.                            629         673,112
---------------------------------------------------------------

AEROSPACE/DEFENSE-0.22%

Loral Space & Communications-$3.00
  Conv. Pfd.(a)
  (Acquired 11/01/96; Cost
  $1,117,500)                            22,350       1,271,156
---------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-0.58%

Microsoft Corp.-$2.196 Conv. Pfd.        25,000       2,003,125
---------------------------------------------------------------
Vanstar Financing Trust-$3.375
  Conv. Pfd.(a)
  (Acquired 09/27/96; Cost
  $1,240,000)                            24,800       1,320,377
---------------------------------------------------------------
                                                      3,323,502
---------------------------------------------------------------

ELECTRIC POWER-0.13%

Citizens Utilities Co.-$2.50 Conv. Pfd.  15,000         716,250
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

FINANCE (CONSUMER CREDIT)-0.99%

First USA, Inc.-$1.9925 Conv.
  PRIDES                                 10,500  $      619,500
---------------------------------------------------------------
Money Store, Inc. (The)-$1.72
  Conv. Pfd.                             55,000       1,505,625
---------------------------------------------------------------
Penncorp Financial Group,
  Inc.-$3.50 Conv. Pfd.(a)
  (Acquired 08/02/96-11/15/96;
  Cost $2,072,500)                       40,000       2,380,000
---------------------------------------------------------------
SunAmerica, Inc.-Series E $3.10
  Conv. Dep. Pfd.                        12,000       1,167,000
---------------------------------------------------------------
                                                      5,672,125
---------------------------------------------------------------

FUNERAL SERVICES-0.16%

SCI Financial LLC-Series A, $3.125
  Conv. Pfd.                             10,000         941,250
---------------------------------------------------------------

GAS UTILITY-0.22%

MCN Corp.-$2.013 Conv. PRIDES            46,000       1,270,750
---------------------------------------------------------------

HOTELS/MOTELS-0.29%

Host Marriott Financial
  Trust-$3.375 Conv. Pfd.(a)
  (Acquired 11/25/96; Cost
  $1,500,000)                            30,000       1,634,910
---------------------------------------------------------------

INSURANCE (BROKER)-0.21%

American Bankers Insurance
  Group-$3.125 Conv. Pfd.                20,000       1,195,000
---------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.32%

Conseco Inc.-$4.278 Conv. Pfd.           16,000       1,820,000
---------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-0.59%

Allstate Inc.-$2.299 Conv. PRIDES        16,000         756,000
---------------------------------------------------------------
Frontier Financing Trust-$3.125
  Conv. Pfd.(a)
  (Acquired 10/09/96; Cost
  $2,500,000)                            50,000       2,588,600
---------------------------------------------------------------
                                                      3,344,600
---------------------------------------------------------------

MEDICAL (INSTRUMENTS/PRODUCTS)-0.23%

US Surgical Corp.-$2.20 Conv. Pfd.       35,000       1,338,750
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.40%

Nuevo Financing I-$2.875 Series A
  Conv. Pfd.                             42,500       2,279,063
---------------------------------------------------------------

OIL & GAS (REFINING/MARKETING)-0.18%

Tosco Financing Trust-$2.875 Conv.
  Pfd.(a)
  (Acquired 12/10/96-12/11/96;
  Cost $1,003,625)                       20,000       1,042,500
---------------------------------------------------------------

PUBLISHING-0.20%

Golden Books Financial
  Trust-$4.375 Conv. Pfd.(a)
  (Acquired 08/14/96; Cost
  $1,000,000)                            20,000       1,137,260
---------------------------------------------------------------

RETAIL (STORES)-0.31%

Ann Taylor Finance Trust-$4.25
  Conv. Pfd.(a)
  (Acquired 04/18/96-04/29/96;
  Cost $999,000)                         20,000       1,069,240
---------------------------------------------------------------
Kmart Financing, Inc.-$3.875 Conv.
  Pfd.                                   14,000         682,500
---------------------------------------------------------------
                                                      1,751,740
---------------------------------------------------------------


TELECOMMUNICATIONS-0.30%

MFS Communications Co.,
  Inc.,-$2.68 Conv. Dep. Pfd.            19,000  $    1,733,750
---------------------------------------------------------------

TELEPHONE-0.15%

Salomon Inc.-$3.48 Conv. Pfd.            14,600         879,650
---------------------------------------------------------------

TRANSPORTATION-0.12%

Continental Airlines Finance
  Trust-$4.25 Conv. Pfd.(a)
  (Acquired 11/21/95-11/22/95;
  Cost $500,350)                         10,000         666,250
---------------------------------------------------------------
      Total Domestic Preferred
         Stocks                                      32,691,618
---------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT

U.S. DOLLAR DENOMINATED FOREIGN
  BONDS & NOTES-4.38%

CANADA-2.38%

Bell Canada (Telecommunications),
  Yankee Deb., 9.50%, 10/15/10      $ 1,750,000       2,111,095
---------------------------------------------------------------
Great Atlantic & Pacific Tea Co.,
  Inc. (Retail-Food & Drug),
  Yankee Notes, 7.78%, 11/01/00(a)
  (Acquired 10/18/95; Cost
  $500,000)                             500,000         509,622
---------------------------------------------------------------
Husky Oil Ltd. (Oil &
  Gas-Integrated), Yankee Sr.
  Notes, 7.125%, 11/15/06             3,000,000       2,976,720
---------------------------------------------------------------
Nova Chemicals Ltd. (Oil &
  Gas-Specialty), Deb., 7.00%,
  08/15/26(a)
  (Acquired 08/13/96; Cost
  $2,000,000)                         2,000,000       2,016,400
---------------------------------------------------------------
Province of Manitoba (Foreign
  Governments), Yankee Bonds,
  7.75%, 07/17/16                     1,500,000       1,568,415
---------------------------------------------------------------
Royal Bank of Canada (Banking),
  Yankee Sub. Notes,
  6.75%, 10/24/11                     3,000,000       2,935,500
---------------------------------------------------------------
Talisman Energy, Inc. (Oil &
  Gas-Exploration & Production),
  Yankee Deb.,
  7.125%, 06/01/07                    1,500,000       1,477,380
---------------------------------------------------------------
                                                     13,595,132
---------------------------------------------------------------

GERMANY-0.92%

Dresdner Bank A.G. (Banking), Sub.
  Bonds,
  6.00%, 11/03/08                     4,000,000       3,717,480
---------------------------------------------------------------
Tarkett Pegulan AG (Textiles),
  Yankee Sr. Sub. Notes, 9.00%,
  03/01/02                            1,500,000       1,548,750
---------------------------------------------------------------
                                                      5,266,230
---------------------------------------------------------------

MALAYSIA-0.18%

Sungei Way Holdings Berhad
  (Building Materials), Conv.
  Bonds,
  1.25%, 12/11/01                     1,000,000       1,020,000
---------------------------------------------------------------

NETHERLANDS-0.35%

Baan Co., N.V. (Computer
  Software/Services), Conv. Sub.
  Notes,
  4.50%, 12/15/01(a)
  (Acquired 12/12/96; Cost
  $2,000,000)                         2,000,000       2,008,920
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

SWITZERLAND-0.24%

Sandoz Capital BVI Ltd.
  (Chemicals), Yankee Sr. Conv.
  Deb.,
  2.00%, 10/06/02(a)
  (Acquired 03/07/96-06/05/96;
  Cost $1,306,500)                  $ 1,250,000  $    1,343,750
---------------------------------------------------------------

UNITED KINGDOM-0.31%

Danka Business Systems PLC (Office
  Automation), Yankee Conv. Sub.
  Deb., 6.75%, 04/01/02                 300,000         406,320
---------------------------------------------------------------
Royal Bank of Scotland Group PLC
  (Banking), Yankee Sub. Notes,
  6.375%, 02/01/11                    1,500,000       1,381,635
---------------------------------------------------------------
                                                      1,787,955
---------------------------------------------------------------
      Total U.S. Dollar
         Denominated Foreign Bonds
         & Notes                                     25,021,987
---------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED
  FOREIGN BONDS & NOTES(d)-3.22%

AUSTRALIA-1.21%

Australian Government (Foreign
  Governments), Bonds,
  10.00%, 10/15/07             AUD    2,500,000       2,361,110
---------------------------------------------------------------
Treasury Corp. of Victoria
  (Foreign Governments) Gtd. Deb.,
  12.00%, 09/22/01                    4,800,000       4,564,559
---------------------------------------------------------------
                                                      6,925,669
---------------------------------------------------------------

CANADA-2.01%

Bank of Montreal (Banking), Sub.
  Deb.
  7.92%, 07/31/12              CAD    1,850,000       1,471,975
---------------------------------------------------------------
Canadian Oil Debco Inc. (Oil &
  Gas-Services), Deb.,
  11.00%, 10/31/00                    1,500,000       1,283,868
---------------------------------------------------------------
NAV Canada (Transportation),
  Bonds, 7.40%, 06/01/27              3,500,000       2,535,091
---------------------------------------------------------------
Ontario (Province of) (Foreign
  Governments), Sr. Unsubordinated
  Notes,
  8.00%, 03/11/03                     2,300,000       1,849,675
---------------------------------------------------------------
Teleglobe Inc.
  (Telecommunications), Deb.,
  8.35%, 06/20/03                     1,000,000         806,032
---------------------------------------------------------------
Trans Canada Pipeline (Oil &
  Gas-Services), Notes, 10.625%,
  10/20/09                            1,500,000       1,405,134
---------------------------------------------------------------
Westcoast Energy, Inc. (Electric
  Power), Deb., 6.45%, 12/18/06(a)
  (Acquired 12/03/96; Cost
  $2,217,508)                         3,000,000       2,137,004
---------------------------------------------------------------
                                                     11,488,779
---------------------------------------------------------------
      Total Non-U.S. Dollar
         Denominated Foreign Bonds
         & Notes                                     18,414,448
---------------------------------------------------------------

                                      SHARES

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-5.10%

AUSTRALIA-0.16%

News Corp. Ltd.-$5.00 Conv.
  Pfd.(a)
  (Advertising/Broadcasting)
  (Acquired 11/04/96; Cost
  $1,000,000)                            10,000         943,750
---------------------------------------------------------------

                                      SHARES

BERMUDA-0.19%

Terra Nova Holdings Ltd.-Class A
  (Insurance-Multi-Line Property)        50,200  $    1,079,300
---------------------------------------------------------------

BRAZIL-0.14%

Telecomunicacoes Brasileiras S.A.
  Telebras-ADR
  (Telecommunications)                   10,500         803,250
---------------------------------------------------------------

FRANCE-0.49%

AXA-ADR (Insurance-Life &
  Health)(c)                             40,000       1,260,000
---------------------------------------------------------------
Scor S.A.-ADR
  (Insurance-Multi-Line
  Property)(c)                           45,000       1,546,875
---------------------------------------------------------------
                                                      2,806,875
---------------------------------------------------------------

GERMANY-0.11%

Veba A.G. (Electric Power)               10,750         621,751
---------------------------------------------------------------

ISRAEL-0.95%

ECI Telecommunications Ltd.
  Designs (Computer Networking)          24,000         510,000
---------------------------------------------------------------
Tadiran Telecommunications Ltd.
  (Telecommunications)                   48,000       1,074,000
---------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Medical-Drugs)               30,000       1,507,500
---------------------------------------------------------------
TTI Team Telecom International
  Ltd. (Telecommunications)(c)          109,000         681,250
---------------------------------------------------------------
Zag Industries Ltd. (Consumer Non-
  Durables)(c)                          100,000       1,650,000
---------------------------------------------------------------
                                                      5,422,750
---------------------------------------------------------------

ITALY-0.20%

Fila Holding S.p.A.-ADR
  (Retail-Stores)                        20,000       1,162,500
---------------------------------------------------------------

NETHERLANDS-1.03%

Gucci Group N.V. (Textiles)              34,200       2,184,525
---------------------------------------------------------------
Koninklijke Ahold N.V.-ADR
  (Retail-Food & Drug)                   20,200       1,247,350
---------------------------------------------------------------
New Holland N.V.
  (Machinery-Heavy)(c)                   75,000       1,565,625
---------------------------------------------------------------
Unilever N.V.-New York shares
  (Food/Processing)                       5,000         876,250
---------------------------------------------------------------
                                                      5,873,750
---------------------------------------------------------------

NORWAY-0.14%

Petroleum Geo-Services ASA-ADR
  (Oil & Gas-Services)(c)                20,000         780,000
---------------------------------------------------------------

PORTUGAL-0.11%

Telecel-Comunicacaoes Pessoais,
  S.A. (Telecommunications)(c)           10,300         641,175
---------------------------------------------------------------

SPAIN-0.20%

Autopistas, Concesionaria
  Espanola, S.A. (Engineering &
  Construction)                          82,000       1,130,599
---------------------------------------------------------------

SWEDEN-0.08%

Telefonaktiebolaget LM
  Ericsson-ADR
  (Telecommunications)                   15,000         452,813
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

UNITED KINGDOM-1.30%

Bass PLC (Beverages-Alcoholic)           64,350  $      905,111
---------------------------------------------------------------
British Sky Broadcasting Group
  PLC-ADR
  (Advertising/Broadcasting)              6,500         341,250
---------------------------------------------------------------
Dr. Solomon's Group PLC-ADR
  (Computer Software/Services)(c)        31,900         546,288
---------------------------------------------------------------
GCR Holdings, Ltd.
  (Insurance-Multi-Line Property)        35,000         778,750
---------------------------------------------------------------
National Power PLC-ADR (Electric
  Power)                                  8,000         271,000
---------------------------------------------------------------
Nynex CableComms Group PLC-ADR
  (Telecommunications)(c)                17,300         313,563
---------------------------------------------------------------
PowerGen PLC-ADR (Electric Power)        11,000         434,500
---------------------------------------------------------------
Railtrack Group PLC (Railroads)         300,000       1,991,605
---------------------------------------------------------------
SELECT Software Tools-ADR
  (Computer Software/Services)(c)        38,000         693,500
---------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (Medical-Drugs)                        17,000       1,156,000
---------------------------------------------------------------
                                                      7,431,567
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests                               29,150,080
---------------------------------------------------------------

                                      PRINCIPAL
                                         AMOUNT

U.S. TREASURY SECURITIES-12.47%

U.S. TREASURY NOTES & BONDS-12.47%

7.125%, 02/29/00                    $ 2,500,000       2,575,250
---------------------------------------------------------------


U.S. TREASURY NOTES & BONDS-(CONTINUED)

6.25%, 08/31/00                     $ 3,000,000  $    3,013,470
---------------------------------------------------------------
6.125%, 09/30/00                      5,000,000       5,001,550
---------------------------------------------------------------
6.375%, 03/31/01                      5,000,000       5,037,950
---------------------------------------------------------------
6.50%, 05/31/01                      17,000,000      17,201,960
---------------------------------------------------------------
6.625%, 06/30/01                     10,000,000      10,167,100
---------------------------------------------------------------
7.25%, 08/15/04                       2,500,000       2,629,225
---------------------------------------------------------------
7.50%, 02/15/05                       3,000,000       3,207,000
---------------------------------------------------------------
6.50%, 10/15/06                       5,000,000       5,029,650
---------------------------------------------------------------
6.75%, 08/15/26                       8,000,000       8,064,240
---------------------------------------------------------------
6.50%, 11/15/26                       9,500,000       9,326,530
---------------------------------------------------------------
    Total U.S. Treasury Securities                   71,253,925
---------------------------------------------------------------

U.S. GOVERNMENT AGENCY-0.71%

Tennessee Valley Authority, Bonds,
  5.98%, 04/01/36                     4,000,000       4,054,200
---------------------------------------------------------------

REPURCHASE AGREEMENT-2.59%(e)

UBS Securities Inc., 7.05%,
  01/02/97(f)                        14,800,000      14,800,000
---------------------------------------------------------------
TOTAL INVESTMENTS-97.93%                            559,459,962
---------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-2.07%                  11,811,032
---------------------------------------------------------------
NET ASSETS-100.00%                               $  571,270,994
===============================================================

Notes to Schedule of Investments:

(a) Restricted security. May be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 1996 was $45,153,907, which represented 7.90% of the Fund's net assets.

(b) Zero coupon bonds issued at a discount. The interest rate shown represents the rate of original issue discount.

(c) Non-income producing security.

(d) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.

(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.

(f) Joint repurchase agreement entered into 12/31/96 with a maturing value of $550,215,417. Collateralized by $732,485,305 U.S. Government agency obligations, 0% to 9.50% due 01/01/98 to 12/15/26.

Abbreviations:

ADR     American Depository Receipt
AUD     Australian Dollar
CAD     Canadian Dollar
Conv.   Convertible
Ctf.    Certificates
Deb.    Debentures
Dep.    Depository
Gtd.    Guaranteed
Pfd.    Preferred
PIK     Payment in kind
PRIDES  Preferred Redeemable Increased Dividend Equity Securities
Sr.     Senior
Sub.    Subordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996


ASSETS:

Investments, at market value (cost
  $498,250,491)                              $559,459,962
---------------------------------------------------------
Cash                                            2,999,866
---------------------------------------------------------
Foreign currencies, at value (cost
  $1,315,940)                                   1,346,533
---------------------------------------------------------
Receivables for:
  Investments sold                              3,607,046
---------------------------------------------------------
  Fund shares sold                              3,452,526
---------------------------------------------------------
  Interest and dividends                        4,093,040
---------------------------------------------------------
Investment for deferred compensation plan          12,568
---------------------------------------------------------
Other assets                                       30,358
---------------------------------------------------------
    Total assets                              575,001,899
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         2,424,827
---------------------------------------------------------
  Fund shares reacquired                          268,531
---------------------------------------------------------
  Deferred compensation plan                       12,568
---------------------------------------------------------
Accrued advisory fees                             267,735
---------------------------------------------------------
Accrued administrative service fees                 7,360
---------------------------------------------------------
Accrued distribution fees                         407,435
---------------------------------------------------------
Accrued transfer agent fees                       135,599
---------------------------------------------------------
Accrued trustees' fees                              2,326
---------------------------------------------------------
Accrued operating expenses                        204,524
---------------------------------------------------------
    Total liabilities                           3,730,905
---------------------------------------------------------
Net assets applicable to shares outstanding  $571,270,994
---------------------------------------------------------

NET ASSETS:

Class A                                      $334,188,942
---------------------------------------------------------
Class B                                      $237,082,052
---------------------------------------------------------

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        15,302,713
---------------------------------------------------------
Class B                                        10,858,135
---------------------------------------------------------
Class A:
  Net asset value and redemption price per
    share                                    $      21.84
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $21.84 divided
      by 95.25%)                             $      22.93
---------------------------------------------------------
Class B:
  Net asset value and offering price per
    share                                    $      21.83
---------------------------------------------------------


STATEMENT OF OPERATIONS

For the year ended December 31, 1996


INVESTMENT INCOME:

Interest                                     $11,408,100
--------------------------------------------------------
Dividends (net of $80,119 foreign
  withholding tax)                             3,218,786
--------------------------------------------------------
    Total investment income                   14,626,886
--------------------------------------------------------

EXPENSES:

Advisory fees                                  2,151,655
--------------------------------------------------------
Custodian fees                                    87,018
--------------------------------------------------------
Distribution fees-Class A                        513,190
--------------------------------------------------------
Distribution fees-Class B                      1,496,606
--------------------------------------------------------
Administrative service fees                       72,493
--------------------------------------------------------
Trustees' fees                                     7,695
--------------------------------------------------------
Transfer agent fees-Class A                      346,494
--------------------------------------------------------
Transfer agent fees-Class B                      345,863
--------------------------------------------------------
Other                                            290,311
--------------------------------------------------------
    Total expenses                             5,311,325
--------------------------------------------------------
Less: Expenses paid indirectly                    (6,056)
--------------------------------------------------------
    Net expenses                               5,305,269
--------------------------------------------------------
Net investment income                          9,321,617
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCY
  TRANSACTIONS AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                       10,964,707
--------------------------------------------------------
  Foreign currency transactions                  (48,145)
--------------------------------------------------------
  Futures contracts                            1,800,020
--------------------------------------------------------
                                              12,716,582
--------------------------------------------------------
Unrealized appreciation (depreciation) of:
  Investment securities                       41,945,636
--------------------------------------------------------
  Foreign currencies                              35,607
--------------------------------------------------------
  Futures contracts                              (15,850)
--------------------------------------------------------
                                              41,965,393
--------------------------------------------------------
Net gain from investment securities,
  foreign currencies and futures contracts    54,681,975
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $64,003,592
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1996 and 1995

                                                                  1996           1995
                                                              ------------   ------------

OPERATIONS:

  Net investment income                                       $  9,321,617   $  2,293,374
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currency transactions and futures contracts                 12,716,582      3,819,964
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures contracts                            41,965,393     20,162,424
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        64,003,592     26,275,762
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                       (6,033,635)    (1,509,535)
-----------------------------------------------------------------------------------------
  Class B                                                       (3,100,998)      (772,889)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                       (6,912,890)            --
-----------------------------------------------------------------------------------------
  Class B                                                       (4,888,186)            --
-----------------------------------------------------------------------------------------
Net equalization credits                                         7,707,610      1,435,649
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      212,483,093     39,846,397
-----------------------------------------------------------------------------------------
  Class B                                                      143,138,052     41,781,556
-----------------------------------------------------------------------------------------
    Net increase in net assets                                 406,396,638    107,056,940
-----------------------------------------------------------------------------------------
NET ASSETS:

  Beginning of period                                          164,874,356     57,817,416
-----------------------------------------------------------------------------------------
  End of period                                               $571,270,994   $164,874,356
-----------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $496,452,940   $140,831,795
-----------------------------------------------------------------------------------------
  Undistributed net investment income                           10,459,581      2,564,987
-----------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currency transactions and futures
    contracts                                                    3,118,901      2,203,395
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities,
    foreign currencies and futures contracts                    61,239,572     19,274,179
-----------------------------------------------------------------------------------------
                                                              $571,270,994   $164,874,356
=========================================================================================

See Notes to Financial Statements.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve as high a total return to investors as possible, consistent with preservation of capital, by investing in a broadly diversified portfolio of high-yielding securities, including common stocks, preferred stocks, convertible securities and bonds.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Equalization -- The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and the costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed income when the transaction is recorded so the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.
F. Expenses -- Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.
G. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
H. Foreign Currency Contracts -- A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
I. Stock Index Futures Contracts -- The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the Fund's portfolio being hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at an annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1996, AIM was reimbursed $72,493 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1996, AFS was paid $385,524 for such services.
  The Fund received reductions in transfer agency fees payable to AFS of $5,514 from dividends received on balances in cash management bank accounts. In addition, pricing service expenses in the amount of $542 were paid through directed brokerage commissions paid by the Fund. The above arrangements resulted in a reduction in the Fund's total expenses of $6,056 during the year ended December 31, 1996.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) contingent deferred sales charges payable to AIM Distributors related to the Class B shares. During the year ended December 31, 1996, the Class A shares and the Class B shares paid AIM Distributors $513,190 and $1,496,606, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $611,603 from sales of the Class A shares of the Fund during the year ended December 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1996, AIM Distributors received $50,028 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1996, the Fund paid legal fees of $3,320 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $1,100,000. During the year ended December 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1996 was $573,899,491 and $232,187,528, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1996 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $67,286,915
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (6,085,031)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $61,201,884
=========================================================
Cost of investments for tax purposes is $498,258,078.

NOTE 6-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1996 and 1995 were as follows:

                                                                          1996                             1995
                                                              ----------------------------      ---------------------------
                                                                SHARES           VALUE           SHARES           VALUE
                                                              ----------      ------------      ---------      ------------
Sold:
  Class A                                                     11,936,333      $241,163,392      2,972,256      $ 52,107,491
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      7,608,028       153,665,571      2,739,743        47,601,025
---------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        571,269        11,884,617         76,297         1,334,447
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                        347,628         7,257,995         38,541           678,897
---------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (2,004,527)      (40,564,916)      (819,551)      (13,595,541)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (876,383)      (17,785,514)      (384,332)       (6,498,366)
---------------------------------------------------------------------------------------------------------------------------
                                                              17,582,348      $355,621,145      4,622,954      $ 81,627,953
===========================================================================================================================

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during each of the years in the three-year period ended December 31, 1996, the four months ended December 31, 1993 and each of the years in the six-year period ended August 31, 1993 and for a Class B share outstanding during each of the years in the three-year period ended December 31, 1996 and the period October 18, 1993 (date sales commenced) through December 31, 1993. Prior to October 15, 1993, the Fund was known as AIM Convertible Securities, Inc. and had a different investment objective.

                                                      DECEMBER 31,                                    AUGUST 31,
                                     ----------------------------------------------    -----------------------------------------
                                       1996          1995        1994        1993        1993       1992       1991       1990
    CLASS A:                         --------      --------    --------    --------    --------   --------   --------   --------
Net asset value, beginning of
 period                              $  19.22      $  14.62    $  16.10    $  15.97    $  12.77   $  12.04   $   9.73   $  10.67
-----------------------------------  --------      --------    --------    --------    --------   --------   --------   --------
Income from investment operations:
 Net investment income                   0.66          0.49        0.44        0.10        0.32       0.29       0.28       0.32
-----------------------------------  --------      --------    --------    --------    --------   --------   --------   --------
 Net gains (losses) on securities
   (both realized and unrealized)        2.99          4.57       (1.31)       0.18        3.18       0.74       2.33      (0.91)
-----------------------------------  --------      --------    --------    --------    --------   --------   --------   --------
   Total from investment operations      3.65          5.06       (0.87)       0.28        3.50       1.03       2.61      (0.59)
-----------------------------------  --------      --------    --------    --------    --------   --------   --------   --------
Less distributions:
 Dividends from net investment
   income                               (0.55)        (0.46)      (0.39)      (0.15)      (0.30)     (0.30)     (0.30)     (0.35)
-----------------------------------  --------      --------    --------    --------    --------   --------   --------   --------
 Distributions from net realized
   capital gains                        (0.48)           --       (0.22)         --          --         --         --         --
-----------------------------------  --------      --------    --------    --------    --------   --------   --------   --------
   Total distributions                  (1.03)        (0.46)      (0.61)      (0.15)      (0.30)     (0.30)     (0.30)     (0.35)
-----------------------------------  --------      --------    --------    --------    --------   --------   --------   --------
Net asset value, end of period       $  21.84      $  19.22    $  14.62    $  16.10    $  15.97   $  12.77   $  12.04   $   9.73
===================================  ========      ========    ========    ========    ========   ========   ========   ========
Total return(a)                         19.25%        34.97%      (5.44)%      1.76%      27.75%      8.66%     27.41%     (5.67)%
===================================  ========      ========    ========    ========    ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                            $334,189      $ 92,241    $ 37,572    $ 23,520    $ 19,497   $ 11,796   $ 11,750   $ 10,965
===================================  ========      ========    ========    ========    ========   ========   ========   ========
Ratio of expenses to average net
 assets                                  1.15%(b)(c)   1.43%(d)    1.25%(e)    2.17%(f)    2.07%      2.12%      2.39%      2.15%
===================================  ========      ========    ========    ========    ========   ========   ========   ========
Ratio of net investment income to
 average net assets                      2.97%(b)      2.81%(d)    3.07%(e)    1.81%(f)    2.23%      2.32%      2.74%      3.18%
===================================  ========      ========    ========    ========    ========   ========   ========   ========
Portfolio turnover rate                 71.90%        76.63%      76.18%     233.10%     154.47%    165.53%    208.11%    307.08%
===================================  ========      ========    ========    ========    ========   ========   ========   ========
Average broker commission rate(g)    $ 0.0558           N/A         N/A         N/A         N/A        N/A        N/A        N/A
===================================  ========      ========    ========    ========    ========   ========   ========   ========
Borrowings for the period:
Amount of debt outstanding at end
 of period                                 --            --          --          --          --         --         --         --
===================================  ========      ========    ========    ========    ========   ========   ========   ========
Average amount of debt outstanding
 during the period(h)                      --            --          --          --          --         --         --   $138,181
===================================  ========      ========    ========    ========    ========   ========   ========   ========
Average number of shares
 outstanding during the period
 (000s omitted)(h)                      9,778         3,173       2,061       1,305       1,046        939      1,051      1,238
===================================  ========      ========    ========    ========    ========   ========   ========   ========
Average amount of debt per share
 during the period                         --            --          --          --          --         --         --   $  0.110
===================================  ========      ========    ========    ========    ========   ========   ========   ========

                                         AUGUST 31,
                                     -------------------
                                       1989       1988
    CLASS A:                         --------   --------
Net asset value, beginning of
 period                              $   9.08   $  11.89
-----------------------------------  --------   --------
Income from investment operations:
 Net investment income                   0.39       0.42
-----------------------------------  --------   --------
 Net gains (losses) on securities
   (both realized and unrealized)        1.63      (2.65)
-----------------------------------  --------   --------
   Total from investment operations      2.02      (2.23)
-----------------------------------  --------   --------
Less distributions:
 Dividends from net investment
   income                               (0.43)     (0.50)
-----------------------------------  --------   --------
 Distributions from net realized
   capital gains                           --      (0.08)
-----------------------------------  --------   --------
   Total distributions                  (0.43)     (0.58)
-----------------------------------  --------   --------
Net asset value, end of period       $  10.67   $   9.08
===================================  ========   ========
Total return(a)                         22.96%    (18.57)%
===================================  ========   ========
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                            $ 14,405   $ 16,789
===================================  ========   ========
Ratio of expenses to average net
 assets                                  1.94%      2.31%
===================================  ========   ========
Ratio of net investment income to
 average net assets                      3.99%      4.50%
===================================  ========   ========
Portfolio turnover rate                149.42%    117.73%
===================================  ========   ========
Average broker commission rate(g)         N/A        N/A
===================================  ========   ========
Borrowings for the period:
Amount of debt outstanding at end
 of period                           $260,000         --
===================================  ========   ========
Average amount of debt outstanding
 during the period(h)                $ 83,195         --
===================================  ========   ========
Average number of shares
 outstanding during the period
 (000s omitted)(h)                      1,589      2,131
===================================  ========   ========
Average amount of debt per share
 during the period                   $  0.052         --
===================================  ========   ========

(a) Total returns do not deduct sales charges and are not annualized for periods less than one year.
(b) Ratios are based on average net assets of $205,275,849.
(c) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(d) After waiver of advisory fees. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 1.46% and 2.78%, respectively.
(e) After waiver of advisory fees. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 1.68% and 2.64%, respectively.
(f) Annualized.
(g) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.
(h) Averages computed on a daily basis.

                                                                                   DECEMBER 31,
                                                               -----------------------------------------------------
                                                                 1996           1995           1994           1993
CLASS B:                                                       --------       --------       --------       --------
Net asset value, beginning of period                           $  19.22       $  14.62       $  16.11       $  16.69
------------------------------------------------------------   --------       --------       --------       --------
Income from investment operations:
 Net investment income                                             0.48           0.31           0.31           0.04
------------------------------------------------------------   --------       --------       --------       --------
 Net gains (losses) on securities (both realized and
   unrealized)                                                     2.99           4.61          (1.31)         (0.58)
------------------------------------------------------------   --------       --------       --------       --------
     Total from investment operations                              3.47           4.92          (1.00)         (0.54)
------------------------------------------------------------   --------       --------       --------       --------
Less distributions:
 Dividends from net investment income                             (0.38)         (0.32)         (0.27)         (0.04)
------------------------------------------------------------   --------       --------       --------       --------
 Distributions from net realized capital gains                    (0.48)            --          (0.22)            --
------------------------------------------------------------   --------       --------       --------       --------
     Total distributions                                          (0.86)         (0.32)         (0.49)         (0.04)
------------------------------------------------------------   --------       --------       --------       --------
Net asset value, end of period                                 $  21.83       $  19.22       $  14.62       $  16.11
============================================================   ========       ========       ========       ========
Total return(a)                                                   18.28%         33.93%         (6.23)%        (3.23)%
============================================================   ========       ========       ========       ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $237,082       $ 72,634       $ 20,245       $  2,754
============================================================   ========       ========       ========       ========
Ratio of expenses to average net assets                            1.97%(b)(c)     2.21%(d)      1.98%(e)       2.83%(f)
============================================================   ========       ========       ========       ========
Ratio of net investment income to average net assets               2.15%(b)       2.03%(d)       2.34%(e)       1.15%(f)
============================================================   ========       ========       ========       ========
Portfolio turnover rate                                           71.90%         76.63%         76.18%        233.10%
============================================================   ========       ========       ========       ========
Average broker commission rate(g)                              $ 0.0558            N/A            N/A            N/A
============================================================   ========       ========       ========       ========

(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods less than one year.
(b) Ratios are based on average net assets of $149,660,567.
(c) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(d) After waiver of advisory fees. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 2.23% and 2.01%, respectively.
(e) After waiver of advisory fees. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 2.45% and 1.87%, respectively.
(f) Annualized.
(g) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

NOTE 8 - SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO plc announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO plc. AIM Management is the parent company of the Fund's advisor. The merger is expected to take place during the first quarter of 1997.

                     INDEPENDENT AUDITORS' REPORT

                     The Board of Trustees and Shareholders of
                     AIM Balanced Fund:

                     We have audited the accompanying statement of assets and liabilities of AIM Balanced Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the four-month period ended December 31, 1993, and each of the years in the six-year period ended August 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with generally
                     accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of AIM Balanced Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the four-month period ended December 31, 1993, and each of the years in the six-year period ended August 31, 1993, in conformity with generally accepted accounting principles.


                                                     KPMG Peat Marwick LLP

                     Houston, Texas
                     February 7, 1997

                                                            Trustees & Officers


BOARD OF TRUSTEES                            OFFICERS                                    OFFICE OF THE FUND

Charles T. Bauer                             Charles T. Bauer                            11 Greenway Plaza
Chairman and Chief Executive Officer         Chairman                                    Suite 1919
A I M Management Group Inc.                                                              Houston, TX 77046
                                             Robert H. Graham
Bruce L. Crockett                            President                                   INVESTMENT ADVISOR
Formerly Director, President, and
Chief Executive Officer                      John J. Arthur                              A I M Advisors, Inc.
COMSAT Corporation                           Senior Vice President and Treasurer         11 Greenway Plaza
                                                                                         Suite 1919
Owen Daly II                                 Carol F. Relihan                            Houston, TX 77046
Director                                     Senior Vice President and Secretary
Cortland Trust Inc.                                                                      TRANSFER AGENT
                                             Gary T. Crum
Carl Frischling                              Senior Vice President                       A I M Fund Services, Inc.
Partner                                                                                  P.O. Box 4739
Kramer, Levin, Naftalis & Frankel            Scott G. Lucas                              Houston, TX 77210-4739
                                             Senior Vice President
Robert H. Graham                                                                         CUSTODIAN
President and Chief Operating Officer        Dana R. Sutton
A I M Management Group Inc.                  Vice President and Assistant Treasurer      State Street Bank & Trust Company
                                                                                         225 Franklin Street
John F. Kroeger                              Robert G. Alley                             Boston, MA 02110
Formerly Consultant                          Vice President
Wendell & Stockel Associates, Inc.                                                       COUNSEL TO THE FUND
                                             Stuart W. Coco
Lewis F. Pennock                             Vice President                              Ballard Spahr
Attorney                                                                                 Andrews & Ingersoll
                                             Melville B. Cox                             1735 Market Street
Ian W. Robinson                              Vice President                              Philadelphia, PA 19103
Consultant; Formerly Executive
Vice President and                           Karen Dunn Kelley                           COUNSEL TO THE TRUSTEES
Chief Financial Officer                      Vice President
Bell Atlantic Management                                                                 Kramer, Levin, Naftalis & Frankel
Services, Inc.                               Jonathan C. Schoolar                        919 Third Avenue
                                             Vice President                              New York, NY 10022
Louis S. Sklar
Executive Vice President                     P. Michelle Grace                           DISTRIBUTOR
Hines Interests                              Assistant Secretary
Limited Partnership                                                                      A I M Distributors, Inc.
                                             David L. Kite                               11 Greenway Plaza
                                             Assistant Secretary                         Suite 1919
                                                                                         Houston, TX 77046
                                             Nancy L. Martin
                                             Assistant Secretary                         AUDITORS

                                             Ofelia M. Mayo                              KPMG Peat Marwick LLP
                                             Assistant Secretary                         700 Louisiana
                                                                                         NationsBank Bldg.
                                             Kathleen J. Pflueger                        Houston, TX 77002
                                             Assistant Secretary

                                             Samuel D. Sirko
                                             Assistant Secretary

                                             Stephen I. Winer
                                             Assistant Secretary

                                             Mary J. Benson
                                             Assistant Treasurer
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REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Balanced Fund Class A and Class B shares paid ordinary dividends in the amount of $0.772 and $0.6095 per share, respectively, to shareholders during its tax year ended December 31, 1996. Of these amounts 15.81% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $0.255 per share during its tax year ended December
31, 1996.

REQUIRED STATE INCOME TAX INFORMATION

Of the total ordinary dividends paid, 16.04% for Class A and 14.31% for Class B shares were derived from U.S. Treasury obligations.

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

                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM Global Aggressive Growth Fund
                        [PHOTO OF
                     11 Greenway Plaza                                 GROWTH
                      APPEARS HERE]                                    AIM Blue Chip Fund
                                                                       AIM Global Growth Fund
                                                                       AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund

                                                                       INCOME AND GROWTH
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME
                                                                       AIM High Yield Fund

                                                                       CURRENT INCOME
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of CT
                                                                       AIM Tax-Free Intermediate Shares

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Intermediate Government Fund

                                                                       HIGH DEGREE OF SAFETY AND CURRENT INCOME
                                                                       AIM Limited Maturity Treasury Shares

                                                                       STABILITY, LIQUIDITY, AND CURRENT INCOME
                                                                       AIM Money Market Fund

                                                                       STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
                                                                       AIM Tax-Exempt Cash Fund
A I M Management Group Inc. has provided leadership in the
mutual fund industry since 1976 and manages approximately
$70 billion in assets for more than 3.5 million
shareholders, including individual investors, corporate                *AIM Aggressive Growth Fund was closed to new investors on
clients, and financial institutions as of February 11, 1997.           July 18, 1995. For more complete information about any AIM
The AIM Family of Funds --Registered Trademark-- is                    Fund(s), including sales charges and  expenses, ask your
distributed nationwide, and AIM today ranks among  the                 financial consultant or securities dealer for a free
nation's top 15 mutual fund companies in assets under                  prospectus(es). Please read the prospectus(es) carefully
management, according to Lipper Analytical Services, Inc.              before you invest or send money.



[AIM LOGO APPEARS HERE]                                                                          ---------------
                                                                                                    BULK RATE
A I M Distributors, Inc.                                                                           U.S. POSTAGE
11 Greenway Plaza, Suite 1919                                                                          PAID
Houston, TX 77046                                                                                  HOUSTON, TX
                                                                                                 Permit No. 1919
                                                                                                 ---------------

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